UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)              February 8, 2010

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Flushing Financial Corporation (the “Company”) (NASDAQ-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, today announced that, John R. Buran, the Company’s President and Chief Executive Officer, and David W. Fry, the Company’s Executive Vice President and Chief Financial Officer, will be attending the Sterne Agee 5th Annual Financial Services Symposium on Tuesday and Wednesday, February 9 and 10, 2010.

Mr. Buran will be participating in a Metro New York Trends panel discussion on Wednesday, February 10, 2010, starting at 10:45am Eastern Standard Time, lasting approximately 45 minutes.  Mr. Buran and Mr. Fry will also be making presentations to individual institutional investors.

Item 9.01(d).    Exhibits

99.1.     Press release of Flushing Financial Corporation, dated February 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: February 8, 2010	By:	/s/ Maria A. Grasso
Maria A. Grasso
	Title:	Executive Vice President
and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit

99.1	Press release of Flushing Financial Corporation,
dated February 8, 2010